Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated July 31, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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


                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    July 2000

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $877.71 per unit at the end of July.

The Fund was slightly unprofitable for the month of July, as gains in interest rate, currency, and grain sectors were unable to overcome losses in the energy, stock index, and metal sectors. The softs sector was mixed.

Profits were earned in Japanese interest-rate futures, which rallied amid speculation that the bankruptcy of a major department store operator, Sogo Co. Ltd., would prevent the Bank of Japan from ending its zero interest rate policy. In the U.S., economic numbers released in July showed a continuation of the late June softness. The combination of a slowing economy and softer oil prices encouraged optimism that Fed tightening might be over for now, and long bond positions benefited from the moderate rally that ensued. Profits were also made from the grain complex as those markets continued their declines. Short wheat, corn and soybean positions benefited from bearish USDA reports.

In the softs sector, profits were earned in sugar, which rallied amid strong physical demand and supply concerns caused by both unfavorable weather conditions in Australia and smaller-than-expected Brazilian exports. Sugar's move, which began in mid-March and saw a new contract high in late July, has seen the price nearly double from just below 5.5 cents to over 10 cents. These profits, however, were mitigated by losses in coffee and cotton. After declining throughout June, cotton prices rose as the southern U.S. experienced an extended stretch of hot and dry weather. Coffee prices surged on weather-related news as well. Frost conditions in Brazil led to fears of widespread crop damage. The market quickly reversed course when crop damage was found to be minimal. Losses in orange juice trading has served to mitigate sugar's gains.

The largest losses in July were attributable to energy positions. Long crude oil positions proved unprofitable as the price per barrel moved sharply lower, in part, on news that Saudi Arabia intended to raise production beyond OPEC quotas. In addition, after establishing a new contract high in late June, natural gas exhibited increased volatility and lower prices. Prices moved from $4.50 to $3.75, a 17% decline by month's end. Additional losses in metal and livestock trading also contributed to the Funds negative performance in July.

Smith Barney Futures Management LLC


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period July 1,
                              Through July 31, 2000

                                                                       Percent
                                                                      of Average
                                                                      Net Assets

Realized losses from trading                       $   (978,234)        (1.66)%
Change in unrealized gains/losses
   from trading                                         (18,209)        (0.03)
                                                   ------------        -------
                                                       (996,443)        (1.69)
Add, Brokerage commissions
   and clearing fees ($4,856)                           288,869          0.49
                                                   ------------        -------
Net realized and unrealized                          (1,285,312)        (2.18)
   losses
Interest Income                                         235,983          0.40
                                                   ------------        -------
                                                     (1,049,329)        (1.78)

Less, Expenses:
  Management fees                                       101,393          0.17
  Other expenses                                          4,573          0.01
                                                   ------------        -------
                                                        105,966          0.18
                                                   ------------        -------
Net Loss                                             (1,155,295)        (1.96)%
                                                                       =======

Redemptions (3,126.8202 L.P. units
at July 31, 2000 net asset value
per unit of $877.71)                                 (2,744,441)
                                                    ------------
Decrease in net assets                               (3,899,736)

Net assets, June 30, 2000                            60,794,600
                                                    ------------
Net assets, July 31, 2000                          $ 56,894,864
                                                    ============
Net asset value per unit
 ($56,894,864/65,038.1778 units)                        $874.79
                                                        ========
Redemption value per unit (Note 1)                      $877.71
                                                        ========

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $877.71.

The net asset value per unit of $874.79 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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